ACQUISITIONS AND INVESTMENTS IN JOINT VENTURES (Tables)	12 Months Ended
Dec. 31, 2011
ACQUISITIONS AND INVESTMENTS IN JOINT VENTURES [Abstract]
Schedule of fair value purchase price allocation for business acquired
During third quarter 2011, the Company completed two acquisitions in the Performance Chemicals and Intermediates ("PCI") segment.  On August 9, 2011, Eastman acquired Sterling Chemicals, Inc. ("Sterling"), a single site North American petrochemical producer, to produce non-phthalate plasticizers, including Eastman 168™ non-phthalate plasticizers, and acetic acid.  On September 1, 2011, Eastman acquired Scandiflex do Brasil S.A. Indústrias Químicas ("Scandiflex"), a manufacturer of plasticizers located in São Paulo, Brazil.  The total purchase price for both acquisitions was $133 million, including a post-closure payment of $10 million to the previous shareholders of Scandiflex.  Transaction costs of $4 million associated with the acquisitions were expensed as incurred and are included in the "Selling, general and administrative expenses" line item in the Consolidated Statements of Earnings, Comprehensive Income and Retained Earnings.  The table below shows the final fair value purchase price allocation for the acquisitions:

Dollars in millions

Current assets	$33
Properties and equipment	129
Intangible assets	11
Other noncurrent assets	20
Goodwill	33
Current liabilities	(23)
Long-term liabilities	(70)
Total purchase price	$133

The total purchase price was approximately $160 million, including assumed debt of $5 million.  Transaction costs associated with the acquisition were expensed as incurred.  The table below shows the final fair value purchase price allocation for the Genovique acquisition:

Dollars in millions

Current assets	$48
Properties and equipment	33
Intangible assets	59
Other noncurrent assets	2
Goodwill	63
Current liabilities	(17)
Long-term liabilities	(28)
Total purchase price	$160